Exhibit 10.27AA

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

TWENTY-FOURTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This TWENTY-FOURTH AMENDMENT (this “Twenty-Fourth Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The effective date of this amendment is the date last signed below (the “Twenty-Fourth Amendment Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #4131273) with an effective date of January 1, 2020, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Twenty-Fourth Amendment. If the terms and conditions set forth in this Twenty-Fourth Amendment conflict with the Agreement, the terms and conditions of this Twenty-Fourth Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Twenty-Fourth Amendment shall have the meaning set forth in the Agreement. Upon execution of this Twenty-Fourth Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Twenty-Fourth Amendment. Except as amended by this Twenty-Fourth Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, the Parties wish to extend the Term (as defined in Section 1.2 of the Agreement), provide financial consideration for the extension of the Term, and amend other terms and conditions in connection with the extension of the Term.

NOW THEREFORE, in consideration of the mutual promises set forth in the Agreement and in this Twenty-Fourth Amendment, CSG and Customer agree to the following amendments to the Agreement, all of which shall be effective as of the Twenty-Fourth Amendment Effective Date unless a different date is specified as the effective date for any particular amendment contained herein:

1.
CSG and Customer agree to extend the Term of the Agreement for a period of [**** (*)] years commencing on January 1, 20[**] and ending on December 31, 20[**]. Therefore, Section 1.2, entitled “Term”, is hereby deleted in its entirety and replaced with the following:

1.2 Term.

(a)
Unless earlier terminated pursuant to Section 6.1, Section 9.2(c) or Schedule L, this Agreement shall commence on the Effective Date and remain in effect until the expiration of the last Service Specific Term (as defined in Section 1.2(b)) (the “Term”) and, if applicable, any De-conversion Period (as defined in Section 6.2). Termination of a given Service Specific Term is subject to Section 6.1.

(b)
Customer’s right to purchase and CSG’s obligation to provide a given Product or Service under this Agreement or an Ancillary Agreement is subject to a distinct and independent term for such Product and/or Services as set forth in this Section 1.2 (each, a “Service Specific Term”). The term of any specific license for the Products and the term for any specific Services to be provided shall be effective from the Effective Date or the date set forth in an applicable amendment to this Agreement or Ancillary Agreement and shall terminate upon the expiration of the Service Specific Term applicable to such Product or Service, unless stated otherwise herein or as otherwise provided in the applicable Schedule, Exhibit, amendment or Ancillary Agreement.

(c)
The Service Specific Terms under this Agreement are as follows:

(i)
ACP Term and ACP Extension. CSG shall provide the ACP Related Services to Customer from the Effective Date through December 31, 20[**] (the “ACP Term”). After the ACP Term, CSG shall provide the ACP Related Services to Customer from January 1, 20[**] through December 31, 20[**] (the “ACP Extension”).

(ii)
Output / Print Term. CSG shall provide the Output / Print Services to Customer from the Effective Date through December 31, 20[**] (the “Output / Print Original Term”). After the Output / Print Original Term, CSG shall provide the Output / Print Services to Customer from January 1, 20[**] through December 31, 20[**] (the “Output / Print Extension Term”). The Output / Print Original Term together with the Output / Print Extension Term shall be collectively referred to as the “Output / Print Term”.

(iii)
Kiosk Term. CSG shall provide the Kiosk Managed Services (as defined in the Master Kiosk SOW) to Customer from the Effective Date through December 31, 20[**] (the “Kiosk Term”). For the convenience of the Parties, the Parties acknowledge and agree that the Kiosk Term shall be extended to December 31, 20[**], pursuant to that certain mutually agreed upon Change Order No. 6 (CSG document #53041.0) to the Master Kiosk SOW. If the Kiosk Term is subsequently modified via amendment or change order, or the Parties enter into an additional SOW that by its terms expressly states that the term of such SOW is intended to renew or extend the Kiosk Term under this Agreement, then the Kiosk Term shall be automatically amended accordingly without the need to amend this Agreement. The Parties acknowledge and agree that the Legacy Kiosk Services provided by CSG to Customer with respect to Legacy Kiosk Units expired effective April 15, 20[**].

(iv)
Other Products / Services. Any Products and/or Services (a) that are not ACP Related Services, Output / Print Services or Kiosk Services, and (b) which have a specific term associated with such Products or Services as set forth in this Agreement or an Ancillary Agreement shall be provided during the term specified hereunder or in such Ancillary Agreement. By way of examples only, (a) the Base Ascendon Platform and related Ascendon SaaS Services and Ascendon System provided by CSG to Customer pursuant to that certain Ascendon Service Order No. 2 (Document Number 33060) effective as of April 29, 2021 (“Ascendon Service Order No. 2”) is subject to the Ascendon Order Term as specified in such Ascendon Service Order No. 2, and (b) the Encompass CSG Licensed Offering provided by CSG to Customer pursuant to that certain Encompass Order Document (Document Number 50034.0) effective as of June 20, 20[**] (“Encompass Order”) is subject to the Initial Encompass Term as specified in such Encompass Order.

2. The definition of a Connected Subscriber set forth in Schedule A, entitled “Definitions”, is hereby deleted in its entirety and replaced with the following:

“Connected Subscriber” shall mean [** ****** ********** ** ***** ******** ********** ******** (“***”) ** ********** ** *** ********** ****** **** *** ****** ******** ****** ** *** **** ********** *** ** * ********** ****** ** * ***** ** ************** ** *** ***** **** * ******** ** ********* **** **** *** (*) ******* (**** ***** *** ***) ** * ****** ********** ******* ** *** **** ********** *** ** * ********** ****** **** ******** ***** ** ******* ** *** (*) ********* *********** ******** ** *** ***** **** * ******** ** ********* **** **** *** (*) ******* (**** ***** *** ***) ** *** ******** ********** ******** ** *** **** ********** *** ** * ********** ****** **** ******** ***** ** ******* ** *** (*) ********* ************ ******** ************ **** ***** ***** **** ******** ********** ******** *** ******** ** *** **** ** * ******** *** ******* ** **** ******** ********** ******** ** ******** ** ******** ******** ***** ******** ** **** ********* ** ** ******** ** *** ***** **** * ******** ******* ** ******* **** **** *** (*) ******* (**** ***** *** ***) *** **** ******* ** **** * ******** ********* (********** ** *****) ********* *** **** ******** **** ******** ***** ** ******** ***** *** ** ** *** ** ** *** (*) ******** ********** ******** *** ********* ***** ** ******* ** *** (*) ********* ************]

3. Section 4.1, entitled [******** ********** **********] and [******* ********** ********** **********], is hereby deleted in its entirety and replaced with the following:

4.1 [******* ********** **********] and [******* ********** ********** *********].

(a) For each month during the ACP Term and the ACP Extension, [******** ****** ** ******* * ******* ****** ** ********* *********** **** ***** ** *** ***** ********** ******** ****** ** **** ******* ****** *** ** ******* ******** ** *** ******* ********** ********** ********** ***** ********* ** ********** (*)(*)(*) ** ******** * (** ********* *** ******** ********** ***********)*]

[******** ****]	[******* ********* *********** *** *****]
[******** ***** ****** *** *** ****]
[******** **** * ****]	[**********]
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[******** **** * ****]	[**********]
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[******** **** ** ****]	[**********]
[******** **** ** ****]	[**********]

(b) [** *** ***** ** ***** *** ****** ******* ********* *********** *** **** **** *** ******* ********** ********** (* ******** ********** ********** **********)* ******** ***** **** ** ******** ** *** ******* *** **** *** *** *** ********* ************ ** ********** *** ***** ** *** ********** ******* *** *** ********** ** *** ******* ********** ********** ********** *** ************* ** *** ********** ******* *** *** (***** *** ****) ********** ** ********* *********** *** *** ******* ********** ********** ********* **** ** ***** ** *** ******* ********** ********** *** *** ***** (*** ******** ****) ** ***** *** ******* ********** ********** ********* *********]

(c) [******* ** *** ******* ********** ********** ********* **** ****** ** ******* **** ******** *** ********** ********* ************ ***** ** ********’* ******* ********** ********** *** ***** ******** *** * ******* ********** ********** ********* ** ****** ** ******* ***** ** ** ******* ** *** ******* *** *** *** ******* ********** ********** ********* ***** ******** **** ** ******** ************** *** *** ******* *** *** (********** ********** ** ********) *** ********* (****** ********** ** ********)*]

*[***** ******* ** *** **** ********** **** ********** ** *** ******* (**) ** ******* ** ******* ****]

4. CSG and Customer desire to incorporate Customer’s supplier policies into the Agreement while establishing a mechanism for CSG to receive notices in advance of any updates to such policies and to have an opportunity to review and a right to object to such updates. Therefore, Section 4.10 of the Agreement, entitled “Privacy, Data Transfer and Security Obligations”, is hereby deleted in its entirety and replaced with a new Section 4.10, entitled “Customer Policies”, as follows:

4.10 Customer Policies.

(a) “Policies” means Customer’s vendor policies set forth in the Comcast Supplier Policies [****** ** ********************************** ** **** ******** *** ** ******* **** **** ** *****] CSG agrees to comply with the Policies and shall be bound by such Policies with the same force and effect as if fully set forth herein. The Policies shall take precedence and prevail over any conflicting or inconsistent provisions set forth in this Agreement and any Orders or SOW(s), provided, however, that any exceptions with, or modifications, objections or clarifications to, such Policies shall take precedence and prevail over the provisions of the Policies where (i) the Agreement or a mutually agreed addendum thereto (e.g., a rider addendum to any particular Policy) expressly states that it shall prevail, or (ii) the requirements specified in this Agreement(s) exceed those set forth in the Policies. CSG may register to receive updates to the Policies [** *************************************]. If CSG registers to receive notice of updates pursuant to the preceding sentence, then CSG shall have [****** (**)] days from the date of the such notice to raise any objection to the applicable Policy updates; provided, that, CSG shall not be permitted to submit an objection with respect to any Policy updates implemented as a result in changes to any applicable Laws. Upon Customer’s receipt of such objection, the Parties shall meet to discuss and resolve the concern. If the Parties agree to any modifications to the updated policies, those will be documented as an addendum to this Agreement (e.g., a rider addendum to any particular Policy). During the pendency of such discussions, CSG shall continue to adhere to the Policies as they existed immediately prior to the change of the Policy in question except in the case of Policy changes in response to applicable Law, in which case such compliance shall be reasonably prompt in accordance with industry standards. If mutually agreeable terms cannot be reached during the initial meeting to resolve any dispute with an objection to a Policy update, the Parties agree to attempt to resolve such dispute by promptly escalating the matter to their respective Vice Presidents responsible for the account, who shall meet as soon as reasonably practicable thereafter. If a satisfactory resolution is not reached within [*** (**)] business days following the date that such Vice Presidents first met, the matter shall then be escalated to each Party’s respective Senior Vice Presidents for resolution prior to exercising any other rights provided in the Agreement. If a satisfactory resolution is not reached within [****** (**)] days following the date that such Senior Vice Presidents first met, then any ongoing noncompliance by CSG with the applicable Policy modification or update may be treated by Customer as a breach of a material term pursuant to Article 6.1(b) of the Agreement. For the avoidance of doubt, CSG shall continue to provide the Products and Services pending final resolution of any dispute hereunder, unless otherwise requested by Customer.

(b) Schedule N of the Agreement, entitled “Rider to Comcast Policies”, attached hereto contains the mutually agreed upon modifications, exceptions, objections, and clarifications to the Policies as of the effective date of the 24th Amendment (CSG document #53181.0) to the Agreement.

5. Schedule N of the Agreement, entitled “Data Security Measures”, and its related exhibits, is hereby deleted in its entirety and replaced with a new Schedule N of the Agreement, entitled “Rider to Comcast Policies”, attached hereto.

6. [*** ******** **** * (****** ********* ******** *** ****** **********)* *** *** ******** ***** **** ***** **** ** ** ****** ******** ** *** ******* *** *** ********* ************ *** *** ****** ******** ******* ********** **** *** *** *** ****** ********* ********** **** ********** ********* ******* ** ***** *** ********* ****** ***** ***** ** *** ******* *** *** ********* ************ *** *** ****** ******** ******* ********** **** *** *** *** ****** ********* ********** *** ** **** ** *** ****** **** ********* ******** **** * *** ***** ** ******** ** ******* *** ******** ************* ********** ** ******** ****** ******** ****** (****** ***** ******** ** ** *****) *** ********* ***** *** ********* ********** **** *** *********** ****** **********]

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[** ** *********]	[*******]	[*******]	[*******]	[*******]	[*******]	[*******]
[********* ** *********]	[*******]	[*******]	[*******]	[*******]	[*******]	[*******]
[********* ** *********]	[*******]	[*******]	[*******]	[*******]	[*******]	[*******]
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[********* ** *********]	[*******]	[*******]	[*******]	[*******]	[*******]	[*******]
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[********** ** **********]	[*******]	[*******]	[*******]	[*******]	[*******]	[*******]

[********** ** **********]	[*******]	[*******]	[*******]	[*******]	[*******]	[*******]
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[********** ** **********]	[*******]	[*******]	[*******]	[*******]	[*******]	[*******]

[****** ******** ******* ********** *** *****]

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	[*******]	[*******]	[*******]	[*******]	[*******]	[*******]

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	[*******]	[*******]	[*******]	[*******]	[*******]	[*******]

7. Beginning in [******** **** * (****** ********* ******** *** ****** **********)] and continuing through [******** **** ** (****** ********* ******** *** ****** **********)], CSG and Customer agree that all fees under the Agreement shall be [********* ** *** ******* (**) ******** **** **** ****** **** ******** ****** ****** ** ******* * ** *** ********** ******** ****]. Therefore, effective January 1, 20[**], Section 5.4, entitled “Adjustment to Fees”, is hereby deleted in its entirety and replaced with the following:

5.4 Adjustment to Fees. During the [****], all fees included in this Agreement shall be [********* ******** ** *** ******* (**) ********* ** ******* * ** *** ********** ******** ****], except for (i) Materials, as defined below, and (ii) the [******* ******** **** (*** ****** ******** ********)] set forth in Section 8 of the [****] Amendment (CSG document [******)] to the Agreement, which [******* ******** **** (*** ****** ******** ********)] already incorporate fee [*********] and thus, no other [********] is applicable for these items. For clarification purposes, the [*** ******* (**) ********] shall apply to [******** **** * (****** ********* ******** *** ****** **********)], which [*** ********] shall take effect on January 1, 20[**]. The [******] Adjustment to Fees shall be communicated to Customer no later than [********] 1 of the preceding year (i.e., for [******** **** *], CSG will provide notice to Customer by [******** 1, 20**)], but in no event shall Customer be relieved of the [********] should CSG fail to provide timely notice described herein. CSG may [********] the fees payable by Customer for paper and envelopes (“Materials”) at any time based upon [*** ****** ** (*) ********** ******* ** ********* ***** **** *** ** ****** ***** ** *** **** *** ********* ******* ** (*) ****]. For the purpose of determining Materials fee [*********], “RISI” shall mean the [********] tied directly to a [*******] paper industry index published by RISI for Pulp and Paper for North America which closely tracks price changes for the primary raw material paper Table 6 entitled Delivered Printing and Writing Paper Prices for Most Common Transactions (US Dollars per Ton), and the line item entitled 20 lb. Form bond. The Parties agree that in the event CSG undergoes a [****** ** *******], any [********] in the fees for Materials shall be based upon [*** ****** ** (*) ********** ******* ** ********* ***** **** *** ** ****** ***** ** *** **** *** ********* ******** (*) ***** ** (*) *** ******* (**)]. In the event the RISI is replaced, the Parties will discuss in good faith a replacement measure.

8. For the specific Customer lines of business (LOB) identified in the table below, CSG and Customer agree that the following [******* ***** *** **** (*** ********** ** *** ********)] shall apply to Customer’s use of the [******** ****** *** ******** **** ******** ** ******* **** ***]. CSG and Customer further acknowledge and agree that CSG shall make the [******** ****** *** ******** **** *******] available to Customer pursuant to one or more mutually agreed upon [******** ******* ******], which shall be subject to the terms and conditions of the Agreement and the [******* * ******** ******** ********] (Document Number [*******]).

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A. [***** ****** ****** ******** ********* (**** ** **** ** **** *)]
▪ [** ** *********]	[*******]	[*******]	[*******]	[*******]	[*******]	[*******]	[*******]
▪ [********* ** *********]	[*******]	[*******]	[*******]	[*******]	[*******]	[*******]	[*******]
▪ [********** ** *******]	[*******]	[*******]	[*******]	[*******]	[*******]	[*******]	[*******]

B. [********] [(**** *)]	[*******]	[*******]	[*******]	[*******]	[*******]	[*******]	[*******]
C. [*******] [(**** *)]	[*******]	[*******]	[*******]	[*******]	[*******]	[*******]	[*******]

Note 1: [****** ******** ******** ** ******* ** ******** * ** ******** ******* ***** *** **]

Note 2: [*** ***** *** **** ** *** ***** ***** **** ***** ** ********** (*) **** ****** ****** ******** ********* **** (**) ******** **** *** (***) ******* **** *** ********** ***** *** (***** ***** ******* ** ******* ******)* *** ******* *** ***** ** ******** ******* ***** *** * ***** ******** ** ******]

Note 3: [*** ***** *** **** ** *** ***** ***** **** ***** ** ******** ************* ******** ** *** **** ******* *********** *** ******* ******** ****** ******** ********** ***** *** **** ***** ** ********** ******** ****** ****** ************* *** **** ** ****** ** **** **** ********** ********]

Note 4: [ ** ****** ******** ******** ** ******** ** **** ** ******* ******** ** ***** ******** ********** ******** (***) ** ***** ** ******* *** ******** ***** *** **** ** *** ***** ****** *** ******** ** * ******** ** ******* ** ** ****** ******** ******** *** ** **** * ********* ********** *** *** ********** ******* ******* *** ***** ** *** *** ***** *** ********* *********** ***** *** *** *** ***** ******** ***** *** *****]

Note 5: [*** ******* ***** *** ***** ** *** ***** ***** *** ******** ** ** *********** ****** ******* *** ***** ********* ****** ******** ********* *** ******* ** *** *** ** *** ***** ***** *** **** ********* ****** ******** ********* *** ******* ** *** *** ** *** **** ***** **** *** ******** ** ******** *** ********* ****** ******** ********* ** *** ******* ***** ** ******* ***** *** ***** ******* ******** ******* **** ** *** ****** ** ************* (********* ********** ** ******* **** ********* ********** ** *******)*]

Note 6:[*** ************* ********* *** ******** ******** ********* ** *** ** ******** ** ****** ******** ********* ***** *** *** **** ********* ** ***** ******** ********** ******** (***) ** ********* *********** ** *** ***** ****** *** ******* ********** ********** *** ***** ** ******* *** ** *** ********** ******** ******** ********** ********** *** ******* ********** ********** ***********]

Note 7: [ *** ***** *** **** ** *** ***** ***** *** ******** *** ******* ********* *** ** ******** ** *** ***** ********** **** **** ** *** ********** ******* *** *** ** ********** **** ****** ****** ******** ********* ******** ******** ****]

9. Schedule A of the Agreement, entitled “Definitions,” shall be amended by adding the following definitions, which new definitions shall be situated within Schedule A in alphabetical order in relation to the other definitions set forth in Schedule A:

“Business Contact Information” means [*********** **** *********** ******* *** ********** ** ********** ******* ** ***** ********** ***** ** ***** ********** ** ******* ******** ** *********** **** * ********** ********* ****** ************** ** ****** ** *** ***** ***** **** ** ********* ** ********** **** *** ********* *** ******** ** (*) *********** * ******** ************ **** *** ***** ****** (**) ********* **** *********** ***** *** ********* (***** *********** ****** ************ ******* **** **** *** ******* ***** ********** ** ******** ******* *********** ** *** ********* ** *** ********)* (***) ********** ** ********* *** ****** ***** *** ********** (**) ******** **** ********** *** *************** (*) ********* **** *** *** *********** ** (**) ** *********** ********* ****** ** ******* *** ************** **** ****** (***** ***** *********** *** * ****** ******)* ****** ** ********** *** ********* ** ******* ** *** *********]

“Personal Information” means [*********** ******** ** *** ** ******* ** **** *** ******** ********* ** ********* ********* ** ****** ** ******** **** *********** ******* *** ********** ** ********** ******* ** ***** ********** ***** ** ***** ********** ** ******* ********* ** *********** **** * ********** ********** ********** ** ******* *** *********** *** *********** ******* ** ********* ************* ********* ****** ** ***** ******* ******* ***** *** ********** **** *********** ** *********]

“Process” and its cognates means [*** ********* ** *** ** ********** ***** ** ********* ** *********** ******* ** *** ** ********* ****** **** ** *********** ********** ************* ************ ******** ********** ** *********** ********** ************* **** ********** ** ************* ************* ** ********* ****** ********** ********* ** ************ ************ ******* ** ************]

10. Article 3, entitled “Confidential Information”, shall be modified with the addition of Section 10.11, entitled “Data Processing Agreement and Information Security Requirements”, and Section 10.12, entitled “Business Contact Information”, as follows:

10.11 Data Processing Agreement and Information Security Requirements.

If CSG Processes Personal Information, other than Business Contact Information, under the Agreement, CSG shall comply with the Data Processing Agreement (“DPA”), the [************ *******] of which is [********* ** ********************************] and is incorporated into the Agreement by reference, subject to Section 4.10 of the Agreement, entitled “Customer Policies”. CSG hereby agrees to complete and submit to Comcast on or before November 30, 2024, the DPA Schedules set forth in Schedule S of the Agreement, entitled “FORM of DPA Schedules,” attached hereto. CSG will maintain reasonable security practices that meet or exceed the Information Security Requirements (“ISR”), the [************ *******] of which is [********* ** ********************************] and is incorporated into the Agreement by reference, subject to Section 4.10 of the Agreement, entitled “Customer Policies”.

10.12 Business Contact Information.

Each Party will: (i) only Process Business Contact Information for the purposes described in the definition of Business Contact Information; (ii) take appropriate technical and organizational measures in accordance with industry standards and applicable law to protect Business Contact Information; (iii) comply with its obligations under applicable law with respect to Business Contact Information; (iv) grant the other Party the right to take reasonable and appropriate steps to help ensure that Business Contact Information is being Processed in accordance with this section; (v) notify the other Party if it cannot meet the obligations under this section; and (vi) grant the other Party the right, upon notice, to take reasonable and appropriate steps to stop and remediate unauthorized use of Business Contact Information. Each Party shall promptly notify the other party upon receiving a consumer data request with respect to the other Party’s Business Contact Information, and the Parties will work together to honor such requests, unless subject to an applicable exclusion under law.

11. The Agreement is hereby amended to delete and replace in its entirety Section 12.21 of the Agreement, entitled “Schedules and Attachments,” as follows:

12.21 Schedules and Attachments. The following Schedules and Exhibits are attached and incorporated herein, and each reference herein to the “Agreement” shall be construed to include the following:

Schedule A – Definitions

Schedule B and associated Exhibits – Product License, Maintenance and Support

Schedule C and associated Exhibits – Recurring Services

Schedule D – Services Commitment Rules

Schedule E and associated Exhibits– Technical Services

Schedule F – Fees

Schedule G – Interim Letter Agreement

Schedule H – Support Services

Schedule I – Authorized Customer Representatives

Schedule J – Outstanding Ancillary Agreements

Schedule K – Guidelines for Passer and Agent Transfer Program Requests

Schedule L – Performance Standards and Remedies

Schedule M – Sample Entity Addendum

Schedule N – Rider to Comcast Policies

Schedule O – Examples Illustrating Application of Subsection (d)(i) of Schedule L (Remedies for Failed

Performance Standards of subsection (a)(i))

Schedule P – Customer Authorization Schedule

Schedule Q – COVID-19 Requirements

Schedule R – Active IM Statements of Work from the CSG Interactive Messaging Services Agreement

Schedule S – DPA Schedules

12. CSG and Customer desire to amend the [******** ***** ********** *** ***** ** ******* ****] of the Agreement, which was added to the Agreement pursuant to the [************] Amendment to the Agreement (CSG document [******]). Therefore, the Agreement is hereby amended as follows: [(*) *** ******** ***** ********** ********* ******** ** ***** *** ******* *** ******* ******** ******* ***** ******** ** ***** ** ** **** *** *** ********* ******** ***** *** *** ******** ** *** ***** (**) *** ******** ***** ********** ****** ***** ******* **** ********** ******** ***** ****** *** **** (***** ** ***** ** ***** ** ***** ** **** *** ** ****)* (***) **** ******* ** ** ***** ** ***** ******** ** ********** ******** ******** ***** ********** ********* **** ******* ** *********** **** ******** ** ********** (*)* ******** ************ ****** ** ******* **** ******** ******* ** ******** ** ******** ******* ** ******** ******* ***** *** ** (**) **** ******* ** ** **** *** *** ********* ******** ***** *** *** ******** ** *** ***** ** ***** ******** ** ********’* ******** ******** ***** ********** ********* **** ******* ** *********** **** ******** ** ********** (*)* ******** ************ ****** ** ******* **** ******** ******* ** ******** ** ******** ******* ** ******** ******* ***** *** ** *** (*) *** ***** ***** *** ********** ******* ** *** ******** ***** *********** ** *** ***** ** ******* **** ** *** ********** ***** ***** ** *** ******* ********** *********** *** *** ******** ** *** *****]

IN WITNESS WHEREOF the parties hereto have caused this 24th Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Peter Kiriacoulacos	By: /s/ Michael Woods
Name: Peter Kiriacoulacos	Name: Michael Woods
Title: EVP CPO	Title: EVP
Date: 30-Oct-24	Date:10/24/24

SCHEDULE N

RIDER TO COMCAST POLICIES

This Rider to Comcast Policies (this “Rider to Policies”) is a rider to the Comcast Policies found in Comcast’s Supplier Policies Portal available [** *********************************]. This Rider to Policies contains the mutually agreed upon modifications, exceptions, objections, and clarifications of the Policies, as of the effective date of the 24th Amendment (CSG document #53181.0) to the Agreement.

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SCHEDULE S

DPA Schedules

Schedule 1 - Description of Processing of Personal Information

“Table 1” Company as a Processor (Comcast PI)

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Additional Information Required if there is a Restricted Transfer of European PI

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Schedule 3 - Description of the Technical and Organizational Security Measures implemented by the Company

Company will maintain security measures at least as protective as those in the ISRs in addition to the measures set out below.

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	[*]	[***** ******** *********** ** *** ************** ** ****** *** ****** **** ****** ****** ** ********* ****** **** ******* ***************]

Please provide further details of the supplementary technical and organizational measures employed by Company to protect the transfer of Personal Information to third countries and/or to protect any transfer of sensitive information. Any such additional supplementary terms shall only apply to the extent that they describe the privacy or security controls of Company and that they are no less protective of Personal Information than otherwise provided under the Agreement.

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Technical and Organisational Measures

including technical, organisational and contractual measures to ensure the security of the data

Description of the technical and organisational measures implemented by CSG as data importer (including any relevant certifications) to ensure an appropriate level of security, taking into account the nature, scope, context and purpose of the processing, and the risks for the rights and freedoms of natural persons.

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